Exhibit 99.2

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

4th Quarter Ended December 31, 2012

Investor Contact: Keith Lennox	This report is for informational purposes only. It should be read in conjunction with documents filed by Allied World Assurance Company Holdings, AG with the U.S. Securities and Exchange Commission.

Phone: (646) 794-0750 Email: keith.lennox@awac.com

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

Any forward-looking statements made in this report reflect our current views with respect to future events and financial performance and are made pursuant to the safe harbor provisions of the Private Securities Litigation reform Act of 1995. Such statements involve risks and uncertainties, which may cause actual results to differ materially from those set forth in these statements. For example, our forward-looking statements could be affected by pricing and policy term trends; increased competition; the impact of acts of terrorism and acts of war; greater frequency or security of unpredictable catastrophic events; negative rating agency actions; the adequacy of our loss reserves; the company or its subsidiaries becoming subject to significant income taxes in the United States or elsewhere; changes in regulations or tax laws; changes in the availability, cost or quality of reinsurance or retrocessional coverage; adverse general economic conditions; and judicial, legislative, political and other governmental developments, as well as management’s response to these factors, and other factors identified in our filings with the U.S. Securities and Exchange Commission (the “SEC”). You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date on which they are made. We are under no obligation (and expressly disclaim any such obligation) to update or revise any forward-looking statement that may be made from time to time, whether as a result of new information, future developments or otherwise.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

FINANCIAL SUPPLEMENT TABLE OF CONTENTS

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

BASIS OF PRESENTATION

DEFINITIONS AND PRESENTATION

•	All financial information contained herein is unaudited.

•	Unless otherwise noted, all data is in thousands of U.S. dollars, except for share, per share, percentage and ratio information.

•

Allied World Assurance Company Holdings, AG, along with others in the industry, use underwriting ratios as measures of performance. The loss and loss expense ratio is calculated by dividing net losses and loss expenses by net premiums earned. The acquisition cost ratio is calculated by dividing acquisition costs by net premiums earned. The general and administrative expense ratio is calculated by dividing general and administrative expenses by net premiums earned. The expense ratio is calculated by combining the acquisition cost ratio and the general and administrative expense ratio. The combined ratio is calculated by combining the loss and loss expense ratios, the acquisition cost ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the costs of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•

In presenting the company’s results, management has included and discussed certain non-generally accepted accounting principles (“non-GAAP”) financial measures, as such term is defined in Regulation G promulgated by the SEC. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with generally accepted accounting principles (“GAAP”). The reconciliation of such non-GAAP financial measures to their respective most directly comparable GAAP financial measures in accordance with Regulation G is included in this financial supplement. See page 26 for further details.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED FINANCIAL HIGHLIGHTS

	Three Months Ended December 31,				Year Ended December 31,
	2012	2011	Change		2012	2011	Change
HIGHLIGHTS
Gross premiums written	$497,052	$416,537	19.3%		$2,329,271	$1,939,521	20.1%
Net premiums written	362,623	306,832	18.2%		1,837,823	1,533,766	19.8%
Net premiums earned	476,244	395,469	20.4%		1,748,898	1,456,992	20.0%
Underwriting (loss) income	(78,804)	65,070	n.m.		96,591	58,885	64.0%
Net (loss) income	(41,147)	183,100	n.m.		493,007	274,548	79.6%
Operating (loss) income	(55,391)	94,681	n.m.		202,651	183,686	10.3%

Total shareholders’ equity	3,326,335	3,149,022	5.6%		3,326,335	3,149,022	5.6%
Cash flows from operating activities	129,219	56,603	128.3%		629,438	548,108	14.8%

PER SHARE AND SHARE DATA
Basic earnings per share
Net (loss) income	$(1.17)	$4.80	n.m.		$13.67	$7.21	89.6%
Operating (loss) income	$(1.58)	$2.48	n.m.		$5.62	$4.82	16.6%
Diluted earnings per share
Net (loss) income	$(1.17)	$4.63	n.m.		$13.30	$6.92	92.2%
Operating (loss) income	$(1.58)	$2.40	n.m.		$5.47	$4.63	18.1%

Book value per share	$95.59	$83.44	14.6%		$95.59	$83.44	14.6%
Diluted book value per share	$92.59	$80.11	15.6%		$92.59	$80.11	15.6%

FINANCIAL RATIOS
Annualized return on average equity (ROAE), net income	(4.9%)	23.9%	(28.8	) pts	15.3%	8.9%	6.4 pts
Annualized ROAE, operating income	(6.6%)	12.4%	(19.0	) pts	6.3%	6.0%	0.3 pts
Financial statement portfolio return	0.6%	0.9%	(0.3	) pts	5.5%	2.0%	3.5 pts

Loss and loss expense ratio	87.1%	53.9%	33.2 pts		65.1%	65.8%	(0.7	) pts
Acquisition cost ratio	11.7%	11.8%	(0.1	) pts	11.8%	11.5%	0.3 pts
General and administrative expense ratio	17.7%	17.8%	(0.1	) pts	17.6%	18.6%	(1.0	) pts

Expense ratio	29.4%	29.6%	(0.2	) pts	29.4%	30.1%	(0.7	) pts

Combined ratio	116.5%	83.5%	33.0 pts		94.5%	95.9%	(1.4	) pts

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED STATEMENTS OF OPERATIONS

	Three Months Ended					Year Ended
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011
Revenues
Gross premiums written	$497,052	$504,420	$646,870	$680,929	$416,537	$2,329,271	$1,939,521
Net premiums written	$362,623	$391,537	$494,710	$588,953	$306,832	$1,837,823	$1,533,766
Net premiums earned	$476,244	$441,017	$429,747	$401,890	$395,469	$1,748,898	$1,456,992
Net investment income	38,360	39,121	42,451	47,209	45,489	167,141	195,948
Net realized investment gains	14,379	149,813	8,663	133,581	31,632	306,436	10,077
Other income—termination fee	—	—	—	—	66,744	—	101,744

Total revenues	$528,983	$629,951	$480,861	$582,680	$539,334	$2,222,475	$1,764,761

Expenses
Net losses and loss expenses	$414,734	$258,948	$240,380	$225,202	$213,345	$1,139,264	$959,156
Acquisition costs	55,910	51,086	51,588	47,138	46,562	205,722	167,295
General and administrative expenses	84,404	78,572	73,979	70,366	70,492	307,321	271,656
Amortization of intangible assets	633	633	634	633	678	2,533	2,978
Interest expense	13,826	13,822	14,001	13,756	13,754	55,405	54,989
Foreign exchange loss (gain)	860	1,023	(1,019)	(81)	(549)	783	3,159

Total expenses	$570,367	$404,084	$379,563	$357,014	$344,282	$1,711,028	$1,459,233

(Loss) Income before income taxes	$(41,384)	$225,867	$101,298	$225,666	$195,052	$511,447	$305,528
Income tax (benefit) expense	(237)	6,220	4,947	7,510	11,952	18,440	30,980

Net (loss) income	$(41,147)	$219,647	$96,351	$218,156	$183,100	$493,007	$274,548

GAAP Ratios
Loss and loss expense ratio	87.1%	58.7%	55.9%	56.0%	53.9%	65.1%	65.8%
Acquisition cost ratio	11.7%	11.6%	12.0%	11.7%	11.8%	11.8%	11.5%
General and administrative expense ratio	17.7%	17.8%	17.2%	17.5%	17.8%	17.6%	18.6%

Expense ratio	29.4%	29.4%	29.2%	29.2%	29.6%	29.4%	30.1%

Combined ratio	116.5%	88.1%	85.1%	85.2%	83.5%	94.5%	95.9%

Per Share Data
Basic earnings per share
Net (loss) income	$(1.17)	$6.16	$2.66	$5.86	$4.80	$13.67	$7.21
Operating (loss) income	$(1.58)	$2.22	$2.41	$2.46	$2.48	$5.62	$4.82
Diluted earnings per share
Net (loss) income	$(1.17)	$6.00	$2.59	$5.70	$4.63	$13.30	$6.92
Operating (loss) income	$(1.58)	$2.16	$2.35	$2.39	$2.40	$5.47	$4.63

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS BY SEGMENT AND GEOGRAPHIC LOCATION

	Three Months Ended				Year Ended
	December 31, 2012		December 31, 2011		December 31, 2012		December 31, 2011
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
Gross Premiums Written by Segment
U.S. Insurance	$260,604	52.4%	$227,005	54.5%	$993,918	42.7%	$838,567	43.2%
International Insurance	156,605	31.5%	130,920	31.4%	575,103	24.7%	530,450	27.3%
Reinsurance	79,843	16.1%	58,612	14.1%	760,250	32.6%	570,504	29.5%

Total	$497,052	100.0%	$416,537	100.0%	$2,329,271	100.0%	$1,939,521	100.0%

Gross Premiums Written by Geographic
Location
United States	$308,835	62.1%	$258,622	62.1%	$1,360,190	58.4%	$1,080,134	55.7%
Bermuda	127,069	25.6%	103,812	24.9%	611,382	26.2%	565,801	29.2%
Europe	46,571	9.4%	40,578	9.7%	228,791	9.8%	210,435	10.8%
Singapore	10,481	2.1%	9,563	2.3%	111,694	4.8%	68,382	3.5%
Hong Kong	4,096	0.8%	3,962	1.0%	17,214	0.8%	14,769	0.8%

Total	$497,052	100.0%	$416,537	100.0%	$2,329,271	100.0%	$1,939,521	100.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED PREMIUM DISTRIBUTION ANALYSIS BY LINE OF BUSINESS

	Three Months Ended				Year Ended
	December 31, 2012		December 31, 2011		December 31, 2012		December 31, 2011
	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total
U.S. Insurance
General casualty	$64,949	24.9%	$53,182	23.4%	$269,558	27.1%	$205,252	24.5%
Professional liability	68,477	26.3%	64,641	28.5%	260,759	26.2%	235,422	28.1%
Healthcare	61,685	23.7%	63,971	28.2%	207,318	20.9%	201,635	24.0%
Programs	24,234	9.3%	20,327	9.0%	105,342	10.6%	87,119	10.4%
General property	23,060	8.8%	17,064	7.5%	94,352	9.5%	78,503	9.4%
Other	18,199	7.0%	7,820	3.4%	56,589	5.7%	30,636	3.6%

Total	$260,604	100.0%	$227,005	100.0%	$993,918	100.0%	$838,567	100.0%

International Insurance
Professional liability	$60,488	38.6%	$48,426	37.0%	$182,045	31.7%	$164,452	31.0%
General property	36,961	23.6%	34,489	26.3%	157,189	27.3%	159,382	30.0%
General casualty	34,098	21.8%	32,972	25.2%	131,615	22.9%	127,204	24.0%
Healthcare	15,114	9.7%	10,817	8.3%	73,190	12.7%	68,135	12.8%
Other	9,944	6.3%	4,216	3.2%	31,064	5.4%	11,277	2.2%

Total	$156,605	100.0%	$130,920	100.0%	$575,103	100.0%	$530,450	100.0%

Reinsurance
Property	$19,883	24.9%	$17,616	30.1%	$354,600	46.6%	$266,900	46.8%
Casualty	45,140	56.5%	33,580	57.3%	254,228	33.4%	234,418	41.1%
Specialty	14,820	18.6%	7,416	12.6%	151,422	20.0%	69,186	12.1%

Total	$79,843	100.0%	$58,612	100.0%	$760,250	100.0%	$570,504	100.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED SEGMENT RESULTS – CURRENT QUARTER

	Three Months Ended December 31, 2012
	U.S. Insurance	International Insurance	Reinsurance	Consolidated Totals
Revenues
Gross premiums written	$260,604	$156,605	$79,843	$497,052
Net premiums written	$192,142	$91,198	$79,283	$362,623
Net premiums earned	$181,503	$88,982	$205,759	$476,244

Total revenues	$181,503	$88,982	$205,759	$476,244

Expenses
Net losses and loss expenses	$155,279	$87,698	$171,757	$414,734
Acquisition costs	22,752	890	32,268	55,910
General and administrative expenses	38,567	24,898	20,939	84,404

Total expenses	$216,598	$113,486	$224,964	$555,048

Underwriting loss	$(35,095)	$(24,504)	$(19,205)	$(78,804)

Net investment income				38,360
Net realized investment gains				14,379
Amortization of intangible assets				(633)
Interest expense				(13,826)
Foreign exchange loss				(860)

Loss before income taxes				$(41,384)

GAAP Ratios
Loss and loss expense ratio	85.6%	98.6%	83.5%	87.1%
Acquisition cost ratio	12.5%	1.0%	15.7%	11.7%
General and administrative expense ratio	21.2%	28.0%	10.2%	17.7%

Expense ratio	33.7%	29.0%	25.9%	29.4%

Combined ratio	119.3%	127.6%	109.4%	116.5%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED SEGMENT RESULTS – PRIOR YEAR QUARTER

	Three Months Ended December 31, 2011
	U.S.	International		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$227,005	$130,920	$58,612	$416,537
Net premiums written	$169,097	$79,813	$57,922	$306,832
Net premiums earned	$152,491	$80,585	$162,393	$395,469

Total revenues	$152,491	$80,585	$162,393	$395,469

Expenses
Net losses and loss expenses	$92,953	$19,661	$100,731	$213,345
Acquisition costs	18,449	165	27,948	46,562
General and administrative expenses	33,437	21,351	15,704	70,492

Total expenses	$144,839	$41,177	$144,383	$330,399

Underwriting income	$7,652	$39,408	$18,010	$65,070

Net investment income				45,489
Net realized investment gains				31,632
Other income—termination fee				66,744
Amortization of intangible assets				(678)
Interest expense				(13,754)
Foreign exchange gain				549

Income before income taxes				$195,052

GAAP Ratios
Loss and loss expense ratio	61.0%	24.4%	62.0%	53.9%
Acquisition cost ratio	12.1%	0.2%	17.2%	11.8%
General and administrative expense ratio	21.9%	26.5%	9.7%	17.8%

Expense ratio	34.0%	26.7%	26.9%	29.6%

Combined ratio	95.0%	51.1%	88.9%	83.5%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED SEGMENT RESULTS – CURRENT YEAR TO DATE

	Year Ended December 31, 2012
	U.S.	International		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$993,918	$575,103	$760,250	$2,329,271
Net premiums written	$743,428	$346,348	$748,047	$1,837,823
Net premiums earned	$671,594	$336,787	$740,517	$1,748,898

Total revenues	$671,594	$336,787	$740,517	$1,748,898

Expenses
Net losses and loss expenses	$465,168	$163,130	$510,966	$1,139,264
Acquisition costs	86,670	(486)	119,538	205,722
General and administrative expenses	141,729	91,867	73,725	307,321

Total expenses	$693,567	$254,511	$704,229	$1,652,307

Underwriting (loss) income	$(21,973)	$82,276	$36,288	$96,591

Net investment income				167,141
Net realized investment gains				306,436
Amortization of intangible assets				(2,533)
Interest expense				(55,405)
Foreign exchange loss				(783)

Income before income taxes				$511,447

GAAP Ratios
Loss and loss expense ratio	69.3%	48.4%	69.0%	65.1%
Acquisition cost ratio	12.9%	(0.1%)	16.1%	11.8%
General and administrative expense ratio	21.1%	27.3%	10.0%	17.6%

Expense ratio	34.0%	27.2%	26.1%	29.4%

Combined ratio	103.3%	75.6%	95.1%	94.5%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED SEGMENT RESULTS – PRIOR YEAR TO DATE

	Year Ended December 31, 2011
	U.S.	International		Consolidated
	Insurance	Insurance	Reinsurance	Totals
Revenues
Gross premiums written	$838,567	$530,450	$570,504	$1,939,521
Net premiums written	$639,196	$325,094	$569,476	$1,533,766
Net premiums earned	$584,303	$317,006	$555,683	$1,456,992

Total revenues	$584,303	$317,006	$555,683	$1,456,992

Expenses
Net losses and loss expenses	$387,099	$206,593	$365,464	$959,156
Acquisition costs	74,976	(2,781)	95,100	167,295
General and administrative expenses	124,434	84,290	62,932	271,656

Total expenses	$586,509	$288,102	$523,496	$1,398,107

Underwriting (loss) income	$(2,206)	$28,904	$32,187	$58,885

Net investment income				195,948
Net realized investment gains				10,077
Other income—termination fee				101,744
Amortization of intangible assets				(2,978)
Interest expense				(54,989)
Foreign exchange loss				(3,159)

Income before income taxes				$305,528

GAAP Ratios
Loss and loss expense ratio	66.2%	65.2%	65.8%	65.8%
Acquisition cost ratio	12.8%	(0.9%)	17.1%	11.5%
General and administrative expense ratio	21.3%	26.6%	11.3%	18.6%

Expense ratio	34.1%	25.7%	28.4%	30.1%

Combined ratio	100.3%	90.9%	94.2%	95.9%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED INCURRED LOSS ANALYSIS BY SEGMENT

	Three Months Ended				Year Ended
	December 31, 2012		December 31, 2011		December 31, 2012		December 31, 2011
	Amount	% of NPE(1)	Amount	% of NPE(1)(2)	Amount	% of NPE(1)	Amount	% of NPE(1)(2)
U.S. Insurance
Current year—non-catastrophe	$129,285	71.3%	$106,530	69.9%	$459,108	68.4%	$390,527	68.3%
Current year—property catastrophe	21,297	11.7%	(200)	(0.1%)	22,972	3.4%	8,300	1.5%
Prior year	4,697	2.6%	(13,377)	(8.8%)	(16,912)	(2.5%)	(23,257)	(4.1%)
Impact of prior year commutation(3)	—	0.0%	—	0.0%	—	0.0%	11,529	0.5%

Net losses and loss expenses	$155,279	85.6%	$92,953	61.0%	$465,168	69.3%	$387,099	66.2%

International Insurance
Current year—non-catastrophe	$49,039	55.1%	$54,129	67.1%	$210,533	62.4%	$217,455	68.7%
Current year—property catastrophe	73,303	82.4%	23,500	29.2%	75,628	22.5%	107,600	33.9%
Prior year	(34,644)	(38.9%)	(57,968)	(71.9%)	(123,031)	(36.5%)	(118,462)	(37.4%)

Net losses and loss expenses	$87,698	98.6%	$19,661	24.4%	$163,130	48.4%	$206,593	65.2%

Reinsurance
Current year—non-catastrophe	$94,601	46.0%	$86,010	53.0%	$460,372	62.2%	$300,973	54.2%
Current year—property catastrophe	80,000	38.9%	35,800	22.0%	81,000	10.9%	176,300	31.7%
Prior year	(2,844)	(1.4%)	(21,079)	(13.0%)	(30,406)	(4.1%)	(111,809)	(20.1%)

Net losses and loss expenses	$171,757	83.5%	$100,731	62.0%	$510,966	69.0%	$365,464	65.8%

Consolidated
Current year—non-catastrophe	$272,925	57.3%	$246,669	62.4%	$1,130,013	64.5%	$908,955	62.9%
Current year—property catastrophe	174,600	36.7%	59,100	14.9%	179,600	10.3%	292,200	20.2%
Prior year	(32,791)	(6.9%)	(92,424)	(23.4%)	(170,349)	(9.7%)	(253,528)	(17.6%)
Impact of prior year commutation(3)	—	0.0%	—	0.0%	—	0.0%	11,529	0.3%

Net losses and loss expenses	$414,734	87.1%	$213,345	53.9%	$1,139,264	65.1%	$959,156	65.8%

(1)	“NPE” means net premiums earned.
(2)	Current year and prior year losses as a % of net premiums earned are calculated excluding the effect of the commutation on net premiums earned.
(3)	Reflects the impact of a commutation of a prior year contract in the year ended December 31, 2011, which increased prior year net losses and loss expenses by $11.5 million and increased net premiums earned by $12.4 million.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED BALANCE SHEETS

	As of December 31, 2012	As of December 31, 2011
ASSETS
Fixed maturity investments trading, at fair value	$6,626,454	$6,254,686
Fixed maturity investments available for sale, at fair value	—	244,016
Equity securities trading, at fair value	523,949	367,483
Other invested assets	783,534	540,409
Total investments	7,933,937	7,406,594
Cash and cash equivalents	681,879	633,996
Restricted cash	183,485	82,608
Insurance balances receivable	846,900	652,158
Prepaid reinsurance	277,406	226,721
Reinsurance recoverable	1,141,110	1,002,919
Accrued investment income	29,135	38,263
Net deferred acquisition costs	108,010	100,334
Goodwill	268,376	268,376
Intangible assets	51,365	53,898
Balances receivable on sale of investments	418,879	580,443
Net deferred tax assets	25,580	22,646
Other assets	63,884	53,202

TOTAL ASSETS	$12,029,946	$11,122,158

LIABILITIES
Reserve for losses and loss expenses	$5,645,549	$5,225,143
Unearned premiums	1,218,021	1,078,412
Reinsurance balances payable	136,264	124,539
Balances due on purchases of investments	759,934	616,728
Senior notes	798,215	797,949
Dividends payable	—	14,302
Accounts payable and accrued liabilities	145,628	116,063

TOTAL LIABILITIES	$8,703,611	$7,973,136

SHAREHOLDERS’ EQUITY
Common shares: 2012: par value CHF 12.64 per share and 2011: par value CHF 14.03 per share (2012: 36,369,868; 2011: 40,003,642 shares issued and 2012: 34,797,781; 2011: 37,742,131 shares outstanding)	$454,980	$557,153
Additional paid-in capital	—	78,225
Treasury shares, at cost (2012: 1,572,087; 2011: 2,261,511)	(113,818)	(136,590)
Retained earnings	2,985,173	2,635,750
Accumulated other comprehensive income	—	14,484

TOTAL SHAREHOLDERS’ EQUITY	$3,326,335	$3,149,022

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$12,029,946	$11,122,158

Book value per share	$95.59	$83.44
Diluted book value per share	$92.59	$80.11

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CONSOLIDATED TOTAL INVESTMENT PORTFOLIO

	Fair Value December 31, 2012		Fair Value December 31, 2011
FAIR VALUE
Fixed maturity securities	$6,626,454	75.3%	$6,498,702	80.0%
Equity securities	523,949	6.0%	367,483	4.5%
Other invested assets	783,534	8.9%	540,409	6.7%
Cash and cash equivalents	865,364	9.8%	716,604	8.8%

Total	$8,799,301	100.0%	$8,123,198	100.0%

ASSET ALLOCATION BY FAIR VALUE
U.S. government securities	$1,529,158	17.3%	$1,087,633	13.4%
U.S. government agencies	336,755	3.8%	224,262	2.7%
Non-U.S. government and government agencies	261,627	3.0%	256,756	3.2%
State, municipalities and political subdivisions	40,444	0.5%	167,381	2.1%
Corporate securities	2,089,202	23.7%	2,431,381	29.9%
Mortgage-backed securities	1,958,373	22.3%	1,818,091	22.4%
Asset-backed securities	410,895	4.7%	513,198	6.3%

Fixed income sub-total	6,626,454	75.3%	6,498,702	80.0%
Private equity (funded)	151,009	1.7%	108,865	1.3%
Hedge funds	504,879	5.7%	431,544	5.4%
Other private securities	127,646	1.5%	—	0.0%
Equity securities	523,949	6.0%	367,483	4.5%
Cash and cash equivalents	865,364	9.8%	716,604	8.8%

Total	$8,799,301	100.0%	$8,123,198	100.0%

FIXED INCOME CREDIT QUALITY BY FAIR VALUE
U.S. government and agencies	$1,865,913	28.2%	$1,311,895	20.2%
AAA/Aaa	866,692	13.1%	1,336,221	20.6%
AA/Aa	1,905,341	28.8%	1,656,861	25.4%
A/A	876,080	13.2%	1,148,138	17.7%
BBB/Baa	393,878	5.9%	565,105	8.7%
BB	245,888	3.7%	168,095	2.6%
B/B	262,317	4.0%	103,324	1.6%
CCC+ and below	210,345	3.1%	209,063	3.2%

Total	$6,626,454	100.0%	$6,498,702	100.0%

STATISTICS
Annualized book yield, year to date	2.1%		2.5%
Duration*	2.1 years		1.9 years
Average credit quality (S&P)	AA-		AA-

*	Includes only cash and cash equivalents and fixed maturity investments

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

ADDITIONAL INVESTMENT DETAIL

	Fair Value December 31, 2012	Average Rating	Portfolio Percentage
Cash and cash equivalents	$865,364	AAA	9.8%
U.S. government securities	1,529,158	AA+	17.3%
U.S. government agencies	336,755	AA+	3.8%
Non-U.S. government and government agencies	261,627	AA+	3.0%
State, municipalities and political subdivisions	40,444	AA-	0.5%
Mortgage-backed securities:
Agency MBS	1,400,917	AA+	15.9%
Non-agency RMBS	90,256	BBB+	1.0%
Non-agency MBS—Non investment grade	176,776	CCC	2.0%
CMBS	290,424	AA+	3.4%

Total mortgage-backed securities	1,958,373		22.3%
Corporate securities:
Financials	866,140	A+	9.8%
Industrials	1,153,909	BBB-	13.1%
Utilities	69,153	BBB-	0.8%

Total corporate securities	2,089,202		23.7%
Asset-backed securities:
Credit cards	24,906	AAA	0.3%
Auto receivables	31,251	AAA	0.4%
Student Loans	133,042	AA+	1.5%
Collateralized loan obligations	190,196	AA+	2.2%
Other	31,500	AAA	0.3%

Total asset-backed securities	410,895		4.7%
Other invested assets:
Private equity	151,009	N/A	1.7%
Hedge funds	504,879	N/A	5.7%
Other private securities	127,646	N/A	1.5%

Total other invested assets	783,534		8.9%
Equities	523,949	N/A	6.0%

Total investment portfolio	$8,799,301		100.0%

Top 10 Corporate Exposures:

Corporate	Fair Value December 31, 2012	Portfolio Percentage
Bank of America Corp.	$50,958	0.6%
Citigroup Inc.	43,021	0.5%
Morgan Stanley	37,196	0.4%
General Electric Co.	34,933	0.4%
JPMorgan Chase & Co.	31,433	0.4%
Wells Fargo & Co.	29,871	0.3%
Mitsubishi UFJ Financial	28,273	0.3%
Lloyds Banking Group PLC	26,972	0.3%
AT&T Inc.	25,678	0.3%
Anheuser- Busch InBev NV	24,229	0.3%

Other Invested Assets:

Fund Details	Carrying Value December 31, 2012	Unfunded Commitments
Private Equity:
Primary and secondary	$111,879	$174,772
Mezzanine debt	29,834	85,850
Distressed	9,296	5,794

Total private equity	151,009	266,416

Hedge Funds:
Distressed	138,213	—
Equity long/short	169,845	—
Multi-strategy	131,713	—
Global macro	19,117	—
Event driven	45,991	—

Total hedge funds	504,879	—

Other private securities	127,646	—

Total other invested assets	$783,534	$266,416

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

ADDITIONAL INVESTMENT DETAIL

	December 31, 2012			December 31, 2011
	Non-Agency MBS		Commercial	Non-Agency RMBS		Commercial
	Non Investment	Core Fixed	Mortgage Backed	Non Investment	Core Fixed	Mortgage Backed
Credit Quality by Fair Value	Grade Strategy	Income Account	Securities	Grade Strategy	Income Account	Securities

AAA	$—	$6,054	$190,164	$12,073	$72,415	$299,960
AA	6,685	16,531	61,292	391	7,642	30,466
A	488	18,518	19,500	—	8,077	531
BBB	6,439	21,507	19,468	287	1,515	414
BB	139	19,447	—	2,978	16,635	—
B	5,929	7,588	—	3,587	12,257	—
CCC	94,289	—	—	97,611	1,347	—
CC	15,274	611	—	10,289	457	—
C	12,009	—	—
D	35,524	—	—	55,266	—	—

Total fair value	$176,776	$90,256	$290,424	$182,482	$120,345	$331,371

Average credit rating	CCC	BBB+	AA+	CCC	A+	AAA
Average credit enhancement **	14.5%	14.2%	42.0%	20.1%	10.9%	36.1%

**	Average credit enhancement is the amount, reported as a percentage, of subordination and/or overcollateralization available to support the security.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

ADDITIONAL INVESTMENT DETAIL

TOTAL EXPOSURE BY ASSET TYPE AND REGION—DECEMBER 31, 2012

			Sovereign
			Guaranteed		Mortgage-Backed Securities			Asset-	Corporate Securities
			Financial	State and	Agency			Backed				Equity	Total
Region	Country	Sovereign*	Institutions	Municipalities	MBS	MBS	CMBS	Securities	Financials	Industrials	Utilities	Securities	Exposure

Africa	South Africa	$9,354	$—	$—	$—	$—	$—	$—	$—	$6,285	$—	$—	$15,639

Australia	Australia	32,773	48,225	—	—	—	—	—	18,013	25,586	—	8,570	133,167

Europe	Belgium	—	22,008	—	—	—	—	—	—	19,082	—	—	41,090
	Denmark	—	34,740	—	—	—	—	—	—	—	—	—	34,740
	France	—	—	—	—	—	—	5,587	20,804	25,338	—	8,126	59,855
	Germany	28,121	43,344	—	—	—	—	2,652	1,323	16,486	—	—	91,926
	Ireland	—	—	—	—	—	—	1,693	—	2,785	—	—	4,478
	Italy	—	—	—	—	—	—	—	—	1,306	1,839	—	3,145
	Luxembourg	—	—	—	—	—	—	—	—	19,289	—	—	19,289
	Netherlands	—	38,785	—	—	—	—	—	18,248	20,320	—	11,279	88,632
	Norway	—	6,926	—	—	—	—	—	20,449	2,778	—	8,129	38,282
	Russia	—	—	—	—	—	—	—	2,626	7,433	2,189	—	12,248
	Spain	—	—	—	—	—	—	—	11,294	13,577	—	—	24,871
	Sweden	—	—	—	—	—	—	—	31,993	—	—	—	31,993
	Switzerland	10,933	—	—	—	—	—	—	13,493	3,740	—	24,965	53,131
	United Kingdom	25,902	5,486	—	—	2,402	—	16,558	53,154	54,549	441	—	158,492

	Total	64,956	151,289	—	—	2,402	—	26,490	173,384	186,683	4,469	52,499	662,172

Latin America	Brazil	—	—	—	—	—	—	—	699	4,661	—	—	5,360
	Chile	—	—	—	—	—	—	—	250	—	—	3,677	3,927
	Colombia	—	—	—	—	—	—	—	—	—	—	—	—
	Mexico	9,723	—	—	—	—	—	—	—	1,870	—	—	11,593
	Panama	—	—	—	—	—	—	—	—	100	—	—	100
	Puerto Rico	—	—	—	—	—	—	—	—	310	—	—	310

	Total	9,723	—	—	—	—	—	—	949	6,941	—	3,677	21,290

North America	Bermuda	—	—	—	—	—	—	—	—	2,139	—	2,798	4,937
	Canada	66,868	—	—	—	—	—	—	64,387	52,912	531	24,056	208,754
	Cayman Islands	—	—	—	—	—	—	148,496	—	—	—	—	148,496
	United States	1,893,596	—	40,444	1,400,917	264,630	290,424	235,909	436,964	855,930	60,920	297,838	5,777,572

	Total	1,960,464	—	40,444	1,400,917	264,630	290,424	384,405	501,351	910,981	61,451	324,692	6,139,759

Asia /Middle East	China	—	—	—	—	—	—	—	—	—	—	71,889	71,889
	Hong Kong	—	—	—	—	—	—	—	—	—	—	4,042	4,042
	India	—	—	—	—	—	—	—	—	—	—	—	—
	Indonesia	—	—	—	—	—	—	—	—	—	—	—	—
	Israel	—	—	—	—	—	—	—	—	625	—	8,076	8,701
	Japan	—	—	—	—	—	—	—	21,028	16,808	—	3,844	41,680
	Malaysia	—	—	—	—	—	—	—	—	—	—	—	—
	Philippines	—	—	—	—	—	—	—	—	—	—	7,817	7,817
	Qatar	—	—	—	—	—	—	—	—	—	—	—	—
	Singapore	—	—	—	—	—	—	—	—	—	—	30,567	30,567
	South Korea	—	—	—	—	—	—	—	2,171	—	3,233	—	5,404
	Taiwan	—	—	—	—	—	—	—	—	—	—	8,276	8,276
	UAE	—	—	—	—	—	—	—	—	—	—	—	—

	Total	—	—	—	—	—	—	—	23,199	17,433	3,233	134,511	178,376

	Grand Total	$2,077,270	$199,514	$40,444	$1,400,917	$267,032	$290,424	$410,895	$716,896	$1,153,909	$69,153	$523,949	$7,150,403

*	Allied World has no direct exposure to any of the Sovereign governments of Portugal, Italy, Ireland, Greece or Spain.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

RESERVE FOR LOSSES AND LOSS EXPENSES

	As of December 31, 2012
	U.S.	International		Consolidated
	Insurance	Insurance	Reinsurance	Total
Case reserves (net of reinsurance recoverable)	$402,473	$422,859	$479,546	$1,304,878
IBNR (net of reinsurance recoverable)	978,414	1,223,229	997,918	3,199,561

Total	$1,380,887	$1,646,088	$1,477,464	$4,504,439

IBNR/Total reserves (net of reinsurance recoverable)	70.9%	74.3%	67.5%	71.0%

	As of December 31, 2011
	U.S.	International		Consolidated
	Insurance	Insurance	Reinsurance	Total
Case reserves (net of reinsurance recoverable)	$313,750	$400,292	$455,940	$1,169,982
IBNR (net of reinsurance recoverable)	910,383	1,284,434	857,425	3,052,242

Total	$1,224,133	$1,684,726	$1,313,365	$4,222,224

IBNR/Total reserves (net of reinsurance recoverable)	74.4%	76.2%	65.3%	72.3%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

CAPITAL STRUCTURE AND LEVERAGE RATIOS

	As of	As of
	December 31, 2012	December 31, 2011

Senior notes	$798,215	$797,949
Shareholders’ equity	3,326,335	3,149,022

Total capitalization	$4,124,550	$3,946,971

Leverage ratios
Debt to total capitalization	19.4%	20.2%

Closing shareholders’ equity	$3,326,335	$3,149,022
Deduct: accumulated other comprehensive income	—	(14,484)

Adjusted shareholders’ equity	$3,326,335	$3,134,538

Net premiums written (trailing 12 months)	$1,837,823	$1,533,766
Net premiums written (trailing 12 months) to adjusted shareholders’ equity	0.55	0.49

Total investments and cash & cash equivalents	$8,799,301	$8,123,198
Total investments and cash & cash equivalents to adjusted shareholders’ equity	2.65	2.59

Reserve for losses and loss expenses	$5,645,549	$5,225,143
Deduct: reinsurance recoverable	(1,141,110)	(1,002,919)

Net reserve for losses and loss expenses	$4,504,439	4,222,224
Net reserve for losses and loss expenses to adjusted shareholders’ equity	1.35	1.35

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

SHARE REPURCHASE DETAIL

Period	Aggregate Cost of Shares Repurchased	Number of Shares Repurchased	Average Price paid Per Share Repurchased	Average Diluted Book Value Per Share(1)	Average Repurchase Price to Diluted Book Value	Remaining Share Repurchase Authorization

Three Months Ended:
March 31, 2011	$60,000	969,163	$61.91	$74.26	83.4%
June 30, 2011	—	—	—	75.46	NA
September 30, 2011	—	—	—	76.05	NA
December 31, 2011	26,700	450,000	59.33	77.77	76.3%

Total—2011	$86,700	1,419,163	$61.09	$75.37	81.1%

Three Months Ended:
March 31, 2012	$93,023	1,430,804	$65.01	$82.80	78.5%
June 30, 2012	66,436	905,383	73.38	86.86	84.5%
September 30, 2012	47,590	605,898	78.54	91.03	86.3%
December 31, 2012	56,893	713,874	79.70	93.21	85.5%

Total—2012	$263,942	3,655,959	$72.20	$87.20	82.8%	$410,232

(1)	Average of beginning and ending diluted book value per share for each period presented and weighted average total.

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

OPERATING INCOME RECONCILIATION AND

BASIC AND DILUTED EARNINGS PER SHARE INFORMATION

	Three Months Ended					Year Ended
	December 31, 2012	September 30, 2012	June 30, 2012	March 31, 2012	December 31, 2011	December 31, 2012	December 31, 2011

Net (loss) income	$(41,147)	$219,647	$96,351	$218,156	$183,100	$493,007	$274,548
Add after tax effect of:
Net realized investment gains	(15,104)	(141,451)	(8,014)	(126,570)	(26,332)	(291,139)	(213)
Other income—termination fee	—	—	—	—	(61,538)	—	(93,808)
Foreign exchange loss (gain)	860	1,023	(1,019)	(81)	(549)	783	3,159

Operating (loss) income	$(55,391)	$79,219	$87,318	$91,505	$94,681	$202,651	$183,686

Weighted average common shares outstanding
Basic	35,097,043	35,652,768	36,288,596	37,205,166	38,138,558	36,057,145	38,093,351
Diluted	35,097,043	36,616,734	37,189,722	38,284,635	39,524,273	37,069,885	39,667,905

Basic per share data
Net (loss) income	$(1.17)	$6.16	$2.66	$5.86	$4.80	$13.67	$7.21
Add after tax effect of:
Net realized investment gains	(0.43)	(3.97)	(0.22)	(3.40)	(0.69)	(8.07)	(0.01)
Other income—termination fee	—		—	—	(1.62)	—	(2.46)
Foreign exchange loss (gain)	0.02	0.03	(0.03)	—	(0.01)	0.02	0.08

Operating (loss) income	$(1.58)	$2.22	$2.41	$2.46	$2.48	$5.62	$4.82

Diluted per share data
Net (loss) income	$(1.17)	$6.00	$2.59	$5.70	$4.63	$13.30	$6.92
Add after tax effect of:
Net realized investment gains	(0.43)	(3.86)	(0.22)	(3.31)	(0.67)	(7.85)	(0.01)
Other income—termination fee	—		—	—	(1.56)	—	(2.36)
Foreign exchange loss (gain)	0.02	0.02	(0.02)	—	—	0.02	0.08

Operating (loss) income	$(1.58)	$2.16	$2.35	$2.39	$2.40	$5.47	$4.63

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

RETURN ON AVERAGE SHAREHOLDERS’ EQUITY AND RECONCILIATION OF AVERAGE SHAREHOLDERS’ EQUITY

	Three Months Ended					Year Ended
	December 31,	September 30,	June 30,	March 31,	December 31,	December 31,	December 31,
	2012	2012	2012	2012	2011	2012	2011

Opening shareholders’ equity	$3,435,786	$3,283,901	$3,245,821	$3,149,022	$3,003,074	$3,149,022	$3,075,820
Deduct: accumulated other comprehensive income	(1,385)	(1,414)	(2,325)	(14,484)	(17,796)	(14,484)	(57,135)

Adjusted opening shareholders’ equity	$3,434,401	$3,282,487	$3,243,496	$3,134,538	$2,985,278	$3,134,538	$3,018,685

Closing shareholders’ equity	$3,326,335	$3,435,786	$3,283,901	$3,245,821	$3,149,022	$3,326,335	$3,149,022
Deduct: accumulated other comprehensive income	—	(1,385)	(1,414)	(2,325)	(14,484)	—	(14,484)

Adjusted closing shareholders’ equity	$3,326,335	$3,434,401	$3,282,487	$3,243,496	$3,134,538	$3,326,335	$3,134,538

Average adjusted shareholders’ equity	$3,380,368	$3,358,444	$3,262,992	$3,189,017	$3,059,908	$3,230,437	$3,076,612

Net (loss) income available to shareholders	$(41,147)	$219,647	$96,351	$218,156	$183,100	$493,007	$274,548

Annualized net (loss) income available to shareholders	$(164,588)	$878,588	$385,404	$872,624	$732,400	$493,007	$274,548

Annualized return on average shareholders’ equity—net (loss) income available to shareholders	(4.9%)	26.2%	11.8%	27.4%	23.9%	15.3%	8.9%

Operating (loss) income available to shareholders	$(55,391)	$79,219	$87,318	$91,505	$94,681	$202,651	$183,686

Annualized operating (loss) income available to shareholders	$(221,564)	$316,876	$349,272	$366,020	$378,724	$202,651	$183,686

Annualized return on average shareholders’ equity—operating (loss) income available to shareholders	(6.6%)	9.4%	10.7%	11.5%	12.4%	6.3%	6.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

RECONCILIATION OF DILUTED BOOK VALUE PER SHARE

	As of	As of
	December 31,	December 31,
	2012	2011

Price per share at period end	$78.80	$62.93

Total shareholders’ equity	$3,326,335	$3,149,022

Basic common shares outstanding	34,797,781	37,742,131

Add: unvested restricted share units	135,123	249,251

Add: performance based equity awards	485,973	889,939

Add: employee purchase plan	10,750	11,053

Add: dilutive options outstanding	1,224,607	1,525,853
Weighted average exercise price per share	$47.02	$45.72

Deduct: options bought back via treasury method	(730,652)	(1,108,615)

Common shares and common share equivalents outstanding	35,923,582	39,309,612

Basic book value per common share	$95.59	$83.44
Year-to-date percentage change in basic book value per common share	14.6%

Diluted book value per common share	$92.59	$80.11
Year-to-date percentage change in dilutive book value per common share	15.6%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

INVESTMENT INCOME, BOOK YIELD AND PORTFOLIO RETURN

	Three Months Ended		Year Ended
	December 31,	December 31,	December 31,	December 31,
	2012	2011	2012	2011
NET INVESTMENT INCOME
Fixed maturity investments	$36,554	$44,622	$157,437	$194,093
Equity securities and other invested assets	5,759	4,480	23,852	15,088
Cash and cash equivalents	522	352	2,319	963
Expenses	(4,475)	(3,965)	(16,467)	(14,196)

Net investment income	$38,360	$45,489	$167,141	$195,948

NET REALIZED INVESTMENT GAINS
Gross realized gains on sale of invested assets	$64,438	$32,099	$183,592	$154,941
Gross realized losses on sale of invested assets	(8,347)	(26,273)	(51,702)	(62,169)
Net realized and unrealized losses on derivatives	(3,416)	(11,269)	(3,608)	(70,090)
Mark-to-market changes: debt securities trading	(37,696)	(7,336)	106,328	(8,078)
Mark-to-market changes: other invested assets and equity securities	(600)	44,411	71,826	(4,527)

Net realized investment gains	$14,379	$31,632	$306,436	$10,077

NET UNREALIZED LOSSES ON INVESTMENTS
Opening balance	$2,131	$20,916	$17,619	$63,305
Closing balance	—	17,619	—	17,619

Change in net unrealized losses on investments	$(2,131)	$(3,297)	$(17,619)	$(45,686)

TOTAL FINANCIAL STATEMENT PORTFOLIO RETURN	$50,608	$73,824	$455,958	$160,339

ANNUALIZED INVESTMENT BOOK YIELD
Net investment income, recurring	$38,360	$45,489	$167,141	$195,948
Annualized net investment income	153,440	181,956	167,141	195,948
Average aggregate invested assets, at cost	$8,249,390	$7,989,911	$8,106,386	$7,785,439

Annualized investment book yield	1.9%	2.3%	2.1%	2.5%

FINANCIAL STATEMENT PORTFOLIO RETURN
Total financial statement portfolio return	$50,608	$73,824	$455,958	$160,339
Average aggregate invested assets, at fair value	$8,518,126	$8,062,561	$8,272,580	$7,902,633

Financial statement portfolio return	0.6%	0.9%	5.5%	2.0%

ALLIED WORLD ASSURANCE COMPANY HOLDINGS, AG

REGULATION G

In presenting the company’s results, management has included and discussed certain non-GAAP financial measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.

OPERATING INCOME

Operating income is an internal performance measure used by the company in the management of its operations and represents after-tax operational results excluding, as applicable, net realized investment gains or losses, net impairment charges recognized in earnings, net foreign exchange gain or loss, and other non-recurring items. The company excludes net realized investment gains or losses, net impairment charges recognized in earnings, net foreign exchange gain or loss and other non-recurring items from its calculation of operating income because these amounts are heavily influenced by and fluctuate in part according to the availability of market opportunities and other factors. The company has excluded from operating income the termination fee it received from Transatlantic Holdings, Inc. in 2011 as this is a non-recurring item. In addition to presenting net income determined in accordance with GAAP, the company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the company’s results of operations and the company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. See page 22 for the reconciliation of operating income to net income.

ANNUALIZED RETURN ON AVERAGE SHAREHOLDERS’ EQUITY (“ROAE”)

Annualized return on average shareholders’ equity is calculated using average shareholders’ equity, excluding the average after tax unrealized gains or losses on investments. Unrealized gains (losses) on investments are primarily the result of interest rate and credit spread movements and the resultant impact on fixed income securities. Such gains (losses) are not related to management actions or operational performance, nor are they likely to be realized. Therefore, the company believes that excluding these unrealized gains (losses) provides a more consistent and useful measurement of operating performance, which supplements GAAP information. In calculating ROAE, the net income (loss) available to shareholders for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net income (loss) available to shareholders. The company presents ROAE as a measure that is commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information. See page 23 for the reconciliation of average shareholders’ equity.

ANNUALIZED OPERATING RETURN ON AVERAGE SHAREHOLDERS’ EQUITY

Annualized operating return on average shareholders’ equity is calculated using operating income (as defined above and annualized in the manner described for net income (loss) available to shareholders under ROAE above), and average shareholders’ equity, excluding the average after tax unrealized gains (losses) on investments. Unrealized gains (losses) are excluded from equity for the reasons outlined in the annualized return on average shareholders’ equity explanation above. See page 22 for the reconciliation of net income to operating income and page 23 for the reconciliation of average shareholders’ equity.

DILUTED BOOK VALUE PER SHARE

The company has included diluted book value per share because it takes into account the effect of dilutive securities; therefore, the company believes it is an important measure of calculating shareholder returns. See page 24 for the reconciliation of diluted book value per share to basic book value per share.

ANNUALIZED INVESTMENT BOOK YIELD

Annualized investment book yield is calculated by dividing normalized net investment income by average aggregate invested assets at book value. In calculating annualized investment book yield, normalized net investment income for the period is multiplied by the number of such periods in a calendar year in order to arrive at annualized net investment income. Normalized net investment income is adjusted for known annual or non-recurring items. Aggregate invested assets includes cash and cash equivalents, fixed maturity securities, equity securities, other invested assets and the net balances receivable or payable on purchases and sales of investments. The company utilizes and presents the investment yield in order to better disclose the performance of the company’s investments and to show the components of the company’s ROAE. See page 25 for the calculation of annualized investment book yield.